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                       AIM VARIABLE INSURANCE FUNDS, INC.

                               AIM V.I. VALUE FUND

                         Supplement dated April 9, 1997
                      to the Prospectus dated May 1, 1996
             and as supplemented October 9, 1996, November 5, 1996
                             and December 16, 1996


Robert A. Shelton has replaced Claude C. Cody IV as Portfolio Manager for the Fund. Mr. Shelton has been responsible for the Fund since April 1, 1997. He has been associated with AIM and/or its affiliates since 1995 and has six years of experience as an investment professional. Prior to joining AIM, Mr. Shelton was a financial analyst for CS First Boston.